Exhibit 10.5


                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT


         This Series A Preferred Stock Purchase Agreement (this "Agreement") dated as of November 2, 2000, is by and among PaperClip Software, Inc., a Delaware corporation (the "Company") and Access Solutions International, Inc., a Delaware corporation ("Purchaser).

         WHEREAS, the Company and Purchaser were parties to the Management Agreement, dated as of November 12, 1997, between the Company and Purchaser (the "Management Agreement") pursuant to which Purchaser advanced the Company from November 12, 1997 through August 1998 an amount equal to $1,920,721.51 (the "Advances");

         WHEREAS, pursuant to the terms of the Management Agreement, interest on Advances as of December 31, 1999 was $384,785.62 (together with the Advances, the "Advanced Amount");

         WHEREAS, the Company owes the Purchaser an additional $300,000 in management fees under the Management Agreement (the "Unpaid Management Fees");

         WHEREAS, the Company and the Purchaser desire to exchange the Advanced amount owed by the Company to the Purchaser for 3,649,543 shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A
Preferred Stock"), and the Purchaser desires to waive the Unpaid Management Fees, upon the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the foregoing and of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

         Capitalized terms used in this Agreement are defined in Section 8.1 hereof.

         1. Sale and Purchase of Purchased Securities.

                  1.1 Consideration for Purchased Securities and Waiver of Management Fees. The Company and Purchaser hereby stipulate and agree that the Advance Amount as of the date hereof is $2,305,506.10 and that the aggregate amount of the Unpaid Management Fees is $300,000. Purchaser hereby unconditionally waives the Unpaid Management Fees.

                  1.2. Agreement to Sell and Purchase Purchased Securities. The Purchaser hereby agrees, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, to accept in full payment of the Advance Amount, and the Company hereby agrees to issue and sell to Purchaser in lieu of payment of the Advance Amount, 3,649,543 shares of the Company's Series A Preferred Stock. The shares of capital stock issued and sold pursuant to this Agreement shall be referred to as


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"Purchased  Securities,"  which term as used in this Agreement also includes any securities issued or issuable with respect to the original Purchased Securities by way of a stock dividend, stock split, combination or division of shares, recapitalization, merger, consolidation, reorganization, or the like and any securities into which any of the original Purchased Securities are converted or for which any of the original Purchased Securities are exchanged.

                  1.3. Closing. The closing of the purchase and sale of the Purchased Securities (the "Closing") will take place at the offices of Boisseau Dean & Gyorgy LLP, 155 South Main Street, Providence RI 02903, simultaneously with the execution and delivery of this Agreement, or at such other time, date, and place as the Company and Purchaser may agree (the date on which the Closing actually occurs, the "Closing Date").

                  1.4  Closing  Deliveries.  At  the  Closing:

                           (a) The Company will deliver to Purchaser one or more
stock certificates representing the Purchased Securities to be sold to and purchased by Purchaser pursuant to this Agreement, registered in the Purchaser's name (or if requested by the Purchaser, its nominee) in the Company's records.

                           (b) The Company will deliver to the Purchaser each of
the following documents:

                                    (1) The Registration Rights Agreement,  duly
executed by the Company and each other party, other than the Purchaser, necessary to make each such agreement valid, binding and enforceable.

                                    (2)  (i)  a  copy  of  its   Certificate  of
Incorporation, with all Amendments, certified as of a date not more than five business days before the Closing Date, by the Secretary of State of Delaware, and (ii) a certificate of the Secretary of State of Delaware, dated as of a date not more than five business days before the Closing Date, with respect to the legal existence and good standing of the Company in Delaware

                                    (3) A certificate  of its  Secretary,  dated
the Closing Date, certifying (i) the absence of any amendments to its charter documents (or proceedings therefor) since the date of the certificate referred to in Section 1.4(b)(2)(i) above, (ii) attached copies of its by-laws, (iii) attached resolutions of its board of directors, with respect to the transactions hereby contemplated or otherwise to be effected at the Closing, and (iv) the incumbency of its officers and directors.

                                    (4) The  written  legal  opinion  of Swidler
Berlin Shereff Friedman, LLP, counsel to the Company, dated as of the Closing Date, addressed to Purchaser, and substantially in the form of the attached Exhibit A.

                                    (5) A  certificate  of the  Chief  Executive
Officer of the Company, dated as of the Closing Date, certifying as to the accuracy of the representations and warranties of the Company set forth in
Section 2 as of such date.

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                           (c) The Purchaser will deliver to the Company each of
the following documents:

                                    (1) A certificate  of its  Secretary,  dated
the Closing Date, certifying (i) attached resolutions of its board of directors, with respect to the transactions hereby contemplated or otherwise to be effected at the Closing, and (ii) the incumbency of its officers and directors; and

                                    (2) A  certificate  of the  Chief  Executive
Officer of the Company, dated as of the Closing Date, certifying as to the accuracy of the representations and warranties of the Purchaser set forth in
Section 3 as of such date.

         2. Representations and Warranties of the Company.

         In order to induce the Purchaser to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants to Purchaser as follows, in each case as of the date hereof and subject to such exceptions as are set forth in the attached Disclosure Schedule.

                  2.1. Organization and Authority. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted in the near term.

                  2.2. Corporate Power; Binding Effect. The Company has all requisite power and full legal right to execute and deliver this Agreement and the Other Agreements, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. This Agreement, such Other Agreements, and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company and constitutes, and each of such Other Agreements, when executed and delivered by the Company at the Closing, will constitute, legal, valid, and binding obligations of the Company, enforceable against it in accordance with their respective terms. The execution, delivery, and performance by the Company of this Agreement and such Other Agreements in accordance with their respective terms, and the consummation by it of the transactions contemplated hereby or thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the charter documents or by-laws of it, (y) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company, or (z) any agreement or instrument to which the Company is a party or by which the Company or any of its assets is or are bound.

                  2.3. Subsidiaries. The Company does not have any Subsidiaries or own any legal and/or beneficial interests in any other person.

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                  2.4. Foreign  Qualification.  The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary (other than any jurisdictions in which the failure so to qualify or be in good standing would not, either in any case or in the aggregate, have a Material Adverse Effect, with respect to which jurisdiction(s) this representation is not made).

                  2.5.     Capitalization.

                           (a) Immediately  after the Closing,  giving effect to
the sale and purchase of the Purchased Securities provided for in this Agreement, the authorized and outstanding capital stock and other securities of the Company will be as set forth in Section 2.5(a) of the Disclosure Schedule. All such outstanding shares of capital stock were when issued, and the Purchased Securities will be, duly authorized, validly issued, fully paid, and nonassessable, and free and clear of Liens.

                           (b) Except as contemplated  hereby or as set forth in
Section 2.5(b) of the Disclosure Schedule, the Company does not have, is not bound by, and has no obligation to grant or enter into, any (i) outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock or any other equity security, or any securities described in the following clause, or (ii) securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock or any other equity security.

                           (c) Except as contemplated  hereby or as set forth in
Section 2.5(c) of the Disclosure Schedule, the Company (i) has no outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities of the Company,
(ii) is not a party to or bound by, and has no knowledge of, any agreement or instrument relating to the voting of any of its securities, and (iii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act.

                           (d) The Company has duly  reserved and will  continue
at all times to reserve, solely for the purpose of issuance upon conversion of shares of Series A Preferred Stock, a number of shares of Common Stock sufficient to cover the conversion of all such shares of Series A Preferred Stock. The shares of Common Stock issuable upon conversion of the Series A Preferred Stock have been duly authorized and reserved for issuance and, when issued upon conversion of the Series A Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free and clear of all Liens.

                  2.6. Lawful Issuance; No Consents. All of the outstanding shares of the Company's capital stock and all options and other securities of the Company were offered, issued, and sold, and the Purchased Securities have been offered and at the Closing will be issued and sold, in compliance with (i) all applicable preemptive br similar rights of all persons, and (ii) all applicable provisions of the Securities Act and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder. No person has any valid right to rescind any purchase of


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any shares of capital stock or other  securities  of the Company.  Except as set forth in Section 2.6 of the Disclosure Schedule, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or other party is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or the Other Agreements or, the performance by the Company of its obligations hereunder, thereunder or under the Company's Certificate of Incorporation, as amended.

                  2.7. Financial Statements. The Company has delivered to the Purchaser copies of its annual report as of December 31, 1999 on Form 10-KSB and its quarterly report as of June 30, 2000 on Form 10-QSB (collectively, the "Financial Statements"). The Financial Statements are true and correct and fairly present the financial condition of the Company as of their respective dates, and the statements of income contained therein are true and correct and fairly present the results of operations of the Company for the periods covered thereby; in each case in accordance with GAAP.

                  2.8. Absence of Certain Changes. Since June 30, 2000, except as disclosed in Section 2.8 of the Disclosure Schedule, there has not been:

                           (a)  any  (i)  acquisition  (by  purchase,  lease  as
lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Company of any material properties or assets, or (ii) other transaction by, or any agreement or commitment on the part of, the Company, other than those in the ordinary course of business that have not caused and will not cause, either in any case or in the aggregate, a Material Adverse Effect;

                           (b) any material  change in the condition  (financial
or otherwise), properties, assets, liabilities, investments, revenues, expenses, income, operations, business, or prospects of the Company, or in any of its relationships with any suppliers, customers, or other third parties with whom it has financial, commercial, or other business relationships, other than changes in the ordinary course of business that have not caused and will not cause, either in any case or in the aggregate, a Material Adverse Effect;

                           (c) any  transaction  by the Company  with any of its
Affiliates, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;

                           (d) any damage,  destruction, or loss, whether or not
covered by insurance, that, either in any case or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect;

                           (e) any declaration, setting aside, or payment of any
dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock or other securities of the Company;

                           (f) any  issuance of any shares of the capital  stock
or other securities of the Company, or any direct or indirect redemption, purchase, or other acquisition by the Company of any shares of its capital stock or other securities;

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                           (g) any material  change in the officers,  directors,
key employees, or independent contractors of the Company;

                           (h) any  labor  trouble  or  claim  of  unfair  labor
practices involving the Company, any increase in the compensation or other benefits payable or to become payable by the Company to any of its Affiliates, or to any of the respective officers, employees, or independent contractors of the Company, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors;

                           (i) any  forgiveness or  cancellation  of any debt or
claim by the Company or any waiver by the Company of any right of material value, other than compromises of accounts receivable in the ordinary course of business;

                           (j) any  incurrence  or any  payment,  discharge,  or
satisfaction by the Company of any other Indebtedness or any material obligations or material liabilities, whether absolute, accrued, contingent, or otherwise (including without limitation liabilities, as guarantor or otherwise, with respect to obligations of others), other than (A) current liabilities included in the Financial Statements, (B) current liabilities to persons other than Affiliates of the Company incurred since the date of such Financial Statements in the ordinary course of business, and (C) current liabilities to persons other than Affiliates of the Company incurred in connection with the transactions contemplated hereby and described in the Disclosure Schedule and other liabilities in the ordinary course of business;

                           (k) any incurrence, discharge, or satisfaction of any
Lien (i) by the Company, or (ii) on any of the capital stock, other securities, properties, or assets owned or leased by the Company;

                           (l) any  change in the  financial  or tax  accounting
principles, practices, or methods of the Company; or

                           (m) any agreement, understanding, or commitment by or
on behalf of the Company, or by or on behalf of its respective Affiliates, directors, officers, employees, agents, or representatives, whether in writing or otherwise, to do or permit any of the things referred to in this Section 2.8.

                  2.9.     Properties, Leases, Etc.

                           (a)  Title  to  Properties;   Condition  of  Personal
Properties. The Company has (i) good and marketable title to all of the assets and properties owned by it, including without limitation all assets and properties reflected in the Financial Statements (in each case excluding any assets and properties sold or otherwise disposed of to persons other than Affiliates in the ordinary course of business since the date of such Financial Statements), (ii) good and marketable title to the lessee interest in all assets and properties leased by it as lessee, and (iii) full right to hold and use all


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of the respective  assets and properties  used in or necessary to its businesses and operations, in each case all free and clear of all Liens. All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient in all material respects to carry on its business as presently conducted and as proposed to be conducted in the near term.

                           (b) No Owned Real  Properties.  The Company  does not
own any real property or any interest (other than a leasehold interest) in any real property.

                           (c) Leased Properties.  The Disclosure  Schedule sets
forth a complete and correct description of all leases of real or personal property with annual rent greater than $10,000 under which the Company is lessor or lessee. Complete and correct copies of all such leases and all amendments, supplements, and modifications thereto have been made available by the Company to the Purchaser for inspection. Each such lease is valid and subsisting and no event or condition exists that constitutes, or after notice or lapse of time or both would constitute, a default thereunder by the Company or, to the best of the Company's knowledge, the other party thereto except to the extent any such defaults, individually or in the aggregate, do not have a material adverse effect on the Company. The Company's respective leasehold interests are subject to no Lien, and the Company is in quiet possession of the properties covered by such leases. No provision of any real property lease or sublease to which the Company is a party restricts the Company's right to remove at the end of the applicable lease term any machinery, equipment, or leasehold improvements. The Company has established adequate reserves, which are reflected in the Financial Statements, for the anticipated costs of any property renovation and repairs to their leased premises required to be performed or paid for by it upon termination of any of its leases of real property.

                  2.10. Indebtedness. Except as disclosed in Section 2.10 of the Disclosure Schedule, the Company is not in default with respect to any outstanding Indebtedness or any instrument or agreement relating thereto, and no such Indebtedness or any instrument or agreement relating thereto purports to limit the issuance of any securities by the Company or its operation of any business. Complete and correct copies of all instruments and agreements (including all amendments, supplements, waivers, and consents) relating to any Indebtedness of the Company have been made available by the Company to the Purchaser for inspection.

                  2.11. Absence of Undisclosed Liabilities. Except as set forth in Section 2.11 of the Disclosure Schedule or to the extent reflected or reserved against in the Financial Statements, or incurred after the date thereof in the ordinary course of business other than in connection with transactions with Affiliates, or incurred in connection with the transactions contemplated by this Agreement and described in the Disclosure Schedule, the Company has no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including without limitation liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due.

                  2.12. Tax Matters.

                           (a) Filing of Tax Returns  and Payment of Taxes.  The
Company has timely filed with the appropriate taxing authorities all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable laws and regulations, all such Tax Returns are true and


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accurate in all material respects,  and copies of all Tax Returns have been made available to the Purchaser for inspection. All Taxes due and payable by the Company have been paid, and the Company will not be liable for any additional Taxes in respect of any taxable period ending on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date ("Pre-Closing Periods") in an amount that exceeds the corresponding reserve therefor, if any, reflected in the Financial Statements in accordance with GAAP. No claim has ever been made by a taxing authority in a jurisdiction where the Company does not pay Tax or file Tax Returns that the Company is or may be subject to Taxes assessed by such jurisdiction. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company.

                           (b)  Audit  History,  Extensions,  Etc.  There  is no
action, suit, taxing authority proceeding, or audit with respect to any Tax now in progress, pending, or to the best of the Company's knowledge, threatened, against or with respect to the Company. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company nor has the Company received any notices from any taxing authority relating to any issue which could affect the Tax liability of the Company. The Company has not consented or been requested to consent to extend the time in which any Tax may be assessed or collected by any taxing authority. The Company has not requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.

                           (c) Membership in Affiliated Groups, Etc. The Company
has never been a member of any Affiliated Group, or filed or been included in a combined, consolidated, or unitary Tax Return. The Company is not a party to or bound by any Tax sharing or allocation agreement, nor does it have any current or potential contractual obligation to indemnify any other person with respect to Taxes.

                           (d) Withholding  Taxes.  The Company has withheld and
paid over to the proper authorities all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other person.

                           (e) Excess  Parachute  Payment.  The Company is not a
party to any agreement that would require the Company or any affiliate thereof to make any payment that would constitute an "excess parachute payment" for purposes of Sections 280G and 4999 of the code.

                  2.13. Litigation, Etc. Except as set forth in the Disclosure Schedule, no litigation, arbitration, action, suit, proceeding or investigation (whether conducted by or before any judicial or regulatory body, arbitrator, or other person) is pending or, to the best of the Company's knowledge, threatened, against the Company, nor is there any basis therefor known to the Company.

                  2.14. Safety, Zoning, and Environmental Matters.

                           (a) The Company is not and has not been in  violation
of any applicable statute, law, or regulation relating to occupational health or


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safety,  and  no  charge,   complaint,   action,  suit,   proceeding,   hearing,
investigation, claim, demand, or notice has been filed or commenced against or received by it alleging any failure by it to comply with any such statute, law, or regulation, nor is there any basis therefor known to the Company.

                           (b)  None of the  real  properties  presently  owned,
leased, or operated by the Company, nor any leasehold improvements thereto, nor any business conducted by the Company thereon, are in material violation of any applicable land use or zoning requirements, including without limitation any building line or use or occupancy restriction, any public utility or other easement, any limitation, condition, or covenant of record, or any zoning or building law, code, or ordinance.

                           (c) The Company is not presently, and has never been,
in material violation of any judgment, decree, order, statute, law, permit, license, rule, or regulation pertaining to environmental matters, including without limitation those arising under any Environmental Laws, nor has it received any written notice alleging any such violation.

                           (d)  The  Company  has not  received  any  notice  or
request for information from any third party, including without limitation any federal, state, or local governmental authority, (i) that it has been identified by the EPA or any state environmental regulatory authority as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B, or under any equivalent state law; (ii) that any Hazardous Substances that it has generated, transported, or disposed of have been found at any site at which a federal, state, or local agency or other third party has conducted or has ordered that it conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or will or may be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding arising out of any third party's incurrence of Damages in connection with the release (within the meaning of CERCLA) of any Hazardous Substances or any other environmental matters. No circumstances exist that could give rise to any such notice or request for information or to any Damages.

                  2.15. Labor Relations. The Company is in compliance in all material respects with all applicable federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment, and is not engaged in any unfair labor practice. There is no charge pending or, to the best of the Company's knowledge, threatened, against or with respect to the Company before any court or agency and alleging unlawful discrimination in employment practices, and there is no charge of or proceeding with regard to any unfair labor practice against it pending before the National Labor Relations Board. There is no labor strike, dispute, slow-down, or work stoppage pending or threatened against or involving the Company. None of the employees of the Company is covered by any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by it. No one has petitioned within the last five years, and no one is now petitioning, for union representation of any employees of the Company. The Company has not experienced any work stoppage or other material labor difficulty during the last five years.

                  2.16. Material Contracts. Except for the contracts, agreements and other arrangements listed in Section 2.16 of the Disclosure Schedule and contracts, agreements, or other arrangements that have been fully performed and with respect to which the Company has no further obligations or liabilities, the Company is not a party to or otherwise bound by (i) any agreement, instrument, or commitment that may affect its ability to consummate the transactions contemplated hereby or by any of the Other Agreements, or (ii) any other material agreement, instrument, or commitment; including without limitation any:

                           (a)  agreement  for the  purchase,  sale,  lease,  or
license by or from it of services, products, or assets, requiring total payments by or to it in excess of $10,000 in any instance, or entered into other than in the ordinary course of business;

                           (b)  agreement   requiring  it  to  purchase  all  or
substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

                           (c) agreement or other  commitment  pursuant to which
it has agreed to indemnify or hold harmless any other person;

                           (d)  (i)  employment   agreement,   (ii)   consulting
agreement, or (iii) agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it;

                           (e) agreement  with any current or former  Affiliate,
stockholder, officer, director, employee, or consultant of the Company, or with any person in which any such Affiliate has an interest;

                           (f) joint venture or teaming agreement;

                           (g) agreement with any domestic or foreign government
or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof;

                           (h) agreement  imposing  non-competition or exclusive
dealing obligations on it;

                           (i) agreement the  performance of which is reasonably
likely to result in a loss to it.

The Company has and made available to the Purchaser for inspection correct and complete copies (or written summaries of the material terms of oral agreements or understandings) of each agreement, instrument, and commitment listed in the Disclosure Schedule, each as amended to date. Each such agreement, instrument, and commitment is a valid, binding and enforceable obligation of the Company, and to the best of the Company's knowledge, of the other party or parties thereto, and is in full force and effect. Neither the Company, nor to the best of its knowledge, any other party thereto, is, or is considered by any other party thereto to be, in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor, to the best of the Company's knowledge, is there any basis for any of the foregoing), except for any breaches or noncompliances that singly or in the aggregate would not have a Material Adverse Effect. No claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between the Company and any supplier or customer, relating to any agreement, instrument, or commitment listed in the Disclosure Schedule is pending or, to the best of the Company's knowledge, threatened, nor, to the best of the Company's knowledge, is there any basis for any of the foregoing. No agreement, instrument, or commitment listed in the Disclosure Schedule includes or incorporates any provision, the effect of which may be to enlarge or accelerate any of the obligations of the Company or to give additional rights to any other party thereto, or will terminate, lapse, or in any other way be affected, by reason of the transactions contemplated by this Agreement.

                  2.17. Employee Benefit Plans. Except for the arrangements set forth in Section 2.17 of the Disclosure Schedule, the Company does not now maintain or contribute to any pension, profit-sharing, deferred compensation, bonus, stock option, share appreciation right, severance, group or individual health, dental, medical, life insurance, survivor benefit, or similar plan, policy or arrangement, whether formal or informal, for the benefit of any director, officer, consultant, or employee of it, whether active or terminated; nor has it ever maintained or contributed to any such plan, policy, or arrangement that was subject to ERISA. Each of the arrangements set forth in the Disclosure Schedule is herein referred to as an "Employee Benefit Plan." Each Employee Benefit Plan is and has been maintained and operated in compliance in all material respects with the terms of such plan and with the requirements prescribed (whether as a matter of substantive law or as necessary to secure favorable tax treatment) by any and all statutes, governmental, or court orders, or governmental rules or regulations in effect from time to time, including but not limited to ERISA and the Code, and applicable to such plan.

                  2.18. Proprietary Information.

                           (a) Section 2.18(a) of the Disclosure  Schedule lists
all patents, patent applications, mask works, trademarks, trade names, service marks, logos, registered copyrights, and licenses used in or necessary to the Company's businesses as now being conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, techniques, and unregistered copyrights used in or necessary to the Company's business, "Proprietary Information"). The Company owns, or is licensed or otherwise has the full and unrestricted exclusive right to use, without the payment of royalties or other further consideration, all Proprietary Information, and no other intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests are necessary to or used in the conduct of its business. All granted and issued patents and all registered trademarks and service marks listed on the Disclosure Schedule and all copyrights held by the Company or any of its affiliates are valid, enforceable and subsisting.

                           (b) Section 2.18(b) lists all of the Company's rights
to Proprietary Information arise under a license or similar agreement (other than for "off-the-shelf' software programs that have not been customized for its use) and such rights are licensed exclusively tothe Company except as indicated in the Disclosure Schedule. No other person has an interest in or right or license to use any of the Proprietary Information. To the best of the Company's knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to any Proprietary Information owned by the Company is pending, and to the best of the Company's knowledge, no such litigation or proceeding relating to any other Proprietary Information is pending, nor, to the best of the Company's knowledge, threatened. The Company maintains reasonable security measures for the preservation of the secrecy and proprietary nature of its Proprietary Information.

                           (c)  To the  best  of the  Company's  knowledge:  (i)
Neither the Company nor any of its employees has infringed or made unlawful use of, or is infringing or making unlawful use of, any, proprietary or confidential information of any person, including without limitation any former employer of any past or present employee or consultant of the Company; and (ii) the activities of the Company's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending, or to the best of its knowledge, threatened.

                           (d)  To  the  best  of the  Company's  knowledge,  no
officer, director, employee, or consultant of the Company is presently obligated under or bound by any agreement or instrument, or any judgment, decree, or order of any court of administrative agency, that (i) conflicts or may conflict with his or her agreements and obligations to use his or her best efforts to promote the interests of the Company, (ii) conflicts or may conflict with the business or operations of the Company as presently conducted or as proposed to be conducted in the short term, or (iii) that restricts or may restrict the use or disclosure of any information that may be useful to the Company.

                           (e) No owned  Proprietary  Information  is subject to
any outstanding order, judgment, decree, stipulation or agreement restricting in any material manner the licensing thereof by the Company. The Company has not entered into any agreement to indemnify any other person against any charge of infringement of any of the Company's Proprietary Information. The Company has not entered into any agreement granting any third person the right to bring infringement actions with respect to, or otherwise to enforce rights with respect to, any Proprietary Information.

                  2.19. Insurance. The Disclosure Schedule lists the policies of theft, fire, liability, worker's compensation, life, property and casualty, directors' and officers', and other insurance owned or held by the Company and the basis on which such policies provide coverage (i.e., an incurrence or claims-made basis). Such policies of insurance are of the kinds and cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice. All such policies are, and at all times since the respective dates set forth in the Disclosure Schedule, have been, in full force and effect, are sufficient for compliance in all material respects by the Company with all requirements of law and of all agreements to which the Company is party, and provide that they will remain in full force and effect through the respective dates set forth in the Disclosure Schedule, and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.

                  2.20. Governmental and Other Third-Party Consents. No consent, approval, or authorization of, or registration, designation, declaration, or filing with, any governmental authority, federal or other, or any other person is required on the part of the Company or any of its Affiliates in connection with its execution, delivery, or performance of this Agreement or any of the Other Agreements of any of them, or the consummation by any of them of the other transactions contemplated hereby, or the continued conduct of the present business of the Company after the Closing Date.

                  2.21. Brokers. No finder, broker, agent, or other intermediary has acted for or on behalf of the Company or any of its Affiliates in connection with the negotiation or consummation of the transactions contemplated hereby, and no fee will be payable by the Company to any such person in connection with such transactions.

                  2.22.  Compliance  with  Other  Instruments,  Laws,  Etc.  The
Company has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, and (ii) its charter documents and by-laws, each as amended to date,except for any non-compliances that, both individually and in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect. The Company has not committed, been charged with, or, to the best of the Company's knowledge, been under investigation with respect to, nor does there exist, any violation by the Company of any provision of any federal, state, or local law or administrative regulation, except for any violations that, both singly or in the aggregate, do not and could not reasonably be expected to have a Material Adverse Effect. The Company has and maintains all such licenses, permits, and other authorizations from governmental authorities as are necessary or desirable for the conduct of its business or in connection with the ownership or use of its properties, all of which (except as specifically described in the Disclosure Schedule) are in full force and effect in all material respects, and true and complete copies of all of which have been made available by the Company to the Purchaser for inspection.

                  2.23. Compliance with Securities Laws. Based in part upon the representations of Purchaser contained herein, the offer, issuance, and delivery of the Purchased Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and are exempt from registration or qualification under applicable states' securities laws. Neither the Company nor anyone acting on its behalf will hereafter offer to sell, solicit offers to buy, or sell any securities of the Company so as to subject the offer, issuance, and sale of the Purchased Securities to the registration requirements of the Securities Act.

         3. Representations and Warranties of Purchaser.

                  2.1. Organization and Authority. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the

State of Delaware. Purchaser has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted in the near term.

                  2.2. Corporate Power, Binding Effect. Purchaser has all requisite power and full legal right to execute and deliver this Agreement and the Other Agreements, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. This Agreement, such Other Agreements, and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite corporate action on the part of Purchaser, and this Agreement has been duly executed and delivered by Purchaser and constitutes, and each of such Other Agreements, when executed and delivered by Purchaser at the Closing, will constitute, legal, valid, and binding obligations of Purchaser, enforceable against it in accordance with their respective terms. The execution, delivery, and performance by Purchaser of this Agreement and such Other Agreements in accordance with their respective terms, and the consummation by it of the transactions contemplated hereby or thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the charter documents or by-laws of them, (y) any judgment, decree, order, statute, rule, or regulation binding on or applicable to Purchaser, or (z) any agreement or instrument to which Purchaser is a party or by which Purchaser or any of its assets is or are bound.

                  3.3. Access to Information and Investment Intent. The Company has provided Purchaser with adequate access to financial and other information concerning the Company as requested and Purchaser has had the opportunity to ask questions of and receive answers from the Company concerning the transactions contemplated by this Agreement and to obtain therefrom any additional information necessary to make an informed decision regarding an investment in the Company. Purchaser is acquiring the Purchased Securities solely for investment purposes for its own account, with no intention of distributing or reselling any of the Purchased Securities or any interest therein. Purchaser is aware that neither the Purchased Securities nor any interest therein may be sold, pledged, or otherwise transferred unless the Purchased Securities are registered under the Securities Act or qualify for an exemption under the Securities Act.

         4. Covenants.

         The Company covenants to Purchaser that for so long as any Purchased Securities or other shares of Series A Preferred Stock are outstanding, the Company will comply (and should it at any time have any Subsidiaries, cause each of such Subsidiaries to comply) with each of the following covenants, except to the extent that such compliance may be waived, either generally or in a particular instance, by prior written consent of the Majority Holders; provided, however, that the covenants set forth in this Section 4.1 shall terminate when the shares of Common Stock issuable upon exercise of the Purchased Securities are eligible to be sold under Rule 144 of the Securities Act. Except as required by applicable law, Purchaser and each person representing or acting on behalf of Purchaser will hold in confidence all confidential information of the Company provided or made available to Purchaser or such person pursuant to this Section 4 until such time as such information has been publicly disclosed other than as a consequence of any breach by Purchaser or such person of its confidentiality obligations hereunder.

                  4.1. Distributions. The Company will not purchase, redeem or otherwise acquire any shares of its capital stock, except that the Company may distribute stock to holders of its capital stock pursuant to stock dividends, stock splits, recapitalizations, and similar transactions, may pay dividends on shares of Series A Preferred Stock in accordance with the terms of its Articles of Incorporation; and may repurchase shares of Common Stock in accordance with repurchase agreements in effect as of the date hereof or approved by the Company's Board of Directors.

                  4.2. Records and Accounts. The Company will keep true and accurate records and books of account in which full, true, and correct entries will be made so as to permit the preparation of financial statements in accordance with GAAP and maintain adequate accounts and reserves in accordance with good accounting practice for all taxes (including income taxes), all depreciation, depletion, obsolescence, and amortization of its properties, all contingencies, and all other reserves.

                  4.3. Corporate Existence; Maintenance of Properties. The Company will preserve and keep in full force and effect its corporate existence, rights, and franchises. The Company will not engage in any business other than as presently conducted by it and businesses reasonably ancillary thereto, except with the prior approval of the Board of Directors of the Company. The Company will maintain all of its properties used or useful in the conduct of its business in good condition, repair, and working order and cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.4 will prevent the Company from discontinuing the operation and maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and does not in the aggregate materially adversely affect the business of the Company.

                  4.4. Insurance. The Company will no later than January 15, 2000, maintain insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by reasonable and prudent companies conducting businesses similar to that of the Company (such insurance coverage at all times to be at least as protective as the insurance currently carried by the Company and described in the Disclosure Schedule).

                  4.5.     Taxes.

                           (a) Tax Returns.  The Company  shall timely file,  or
cause to be timely filed, all Tax Returns of the Company, and such Tax Returns will be accurate and complete tin all material respects.

                           (b)  Payment  of  Taxes.  The  Company  will  pay and
discharge, or cause to be paid and discharged, before they become delinquent, all Taxes, assessments, and other governmental charges imposed upon the Company or any of the properties, sales, or activities of the Company, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which, if unpaid might by law give rise to a Lien upon any of its properties; provided, however, that any such Tax, assessment, charge, levy, or claim need not be paid if the validity or amount thereof is currently being contested in good faith by appropriate proceedings and if the Company has set aside on its books adequate reserves with respect thereto.

                  4.6. Compliance with Laws, Contracts, Licenses, and Permits. The Company will comply in all material respects with (a) its charter documents and by-laws, (b) all judgments, decrees, orders, statutes, rules, and regulations binding on or applicable to the Company or its business or properties, and (c) any agreement or instrument to which it is a party or by which it or any of its properties are subject (including, without limitation, the Other Agreements). If at any time any authorization, consent, approval, permit, or license from any officer, agency, or instrumentality of any government becomes necessary or required in order that the Company may fulfill any of its obligations hereunder, the Company will promptly take or cause to be taken all reasonably necessary steps within its power to obtain such authorization, consent, approval, permit, or license.

                  4.7. Transactions with Affiliates. The Company will not engage in any transaction with any Affiliate on terms more favorable to the Affiliate than would have been obtainable by an unaffiliated person on an arms'-length basis in the ordinary course of business.

                  5.1. Transfer and Exchange of Capital Stock. The Company, or its transfer agent, will maintain a register in which will be entered the names and addresses of the holders of the capital stock and the particulars (including without limitation the class thereof) of the respective capital stock held by them and of all transfers of shares of capital stock or conversions of shares of capital stock from one class to another. Upon surrender at such office of any certificate representing shares of capital stock for registration of conversion, exchange, or (subject to compliance with the applicable provisions of this Agreement, including without limitation the conditions set forth in Section 6.2 hereof) transfer, the Company will issue, at its expense, one or more new certificates, in such denomination or denominations as may be. requested, for shares of such capital stock and registered as such holder may request. Any certificate representing shares of capital stock surrendered for registration of transfer will be duly indorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing prior to the Company registering the transfer.

                  5.2. Replacement of Purchased Securities. In the case of any loss, theft, destruction, or mutilation of the certificate representing any Purchased Security, upon receipt of evidence thereof reasonably satisfactory to the Company, and (i) in the case of any such loss, theft, or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or (ii) in the case of any such mutilation, upon the surrender to the Company at its principal office of such mutilated certificate for cancellation, the Company will execute and deliver, in lieu thereof, new certificates of like tenor. Any old stock certificate in lieu of which any such new stock certificate has been so executed and delivered by the Company will not be deemed to be outstanding for any purpose of this Agreement or otherwise.

                  5.3. Reliance on Register. The Company may rely for all purposes hereunder on record ownership as shown on the register described in this Section 5 (except to the extent that such register fails to reflect a transfer of which the Company received due notice in accordance with Section 6.2 of this Agreement).

                  6.1. General Restriction. The Purchased Securities and all securities issued in exchange therefor or upon conversion or exercise thereof (for purposes of this Section 6, the "Restricted Securities"), will be transferable only upon the satisfaction of the conditions set forth in this
Section 6. Any transfer or purported transfer in violation of this Section 6 will be void.

                  6.2. Notice of Transfer. Prior to any transfer of any Restricted Securities, the holder thereof will give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee, accompanied by (a) an opinion of Boisseau Dean & Gyorgy LLP or other counsel reasonably acceptable to the Company, addressed to the Company, that such transfer may be effected without registration of such Restricted Securities under the Securities Act, and
(b) the written agreement of the proposed transferee to be bound by all of the provisions hereof applicable to holders of such Restricted Securities hereunder or thereunder.

                  6.3. Restrictive Legends. For so long as the Purchased Securities remain subject to the restrictions on transfer set forth in this
Section 6, the certificates representing such Purchased Securities will bear restrictive legends in substantially the following forms:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other state or federal securities statute, and may not be reoffered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and any other applicable securities statute or in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities statute."

                  "The securities represented by this certificate are subject to certain restrictions on transfer set forth in a Series A Preferred Stock Purchase Agreement dated as of November 2, 2000, by and among the issuer of such securities and the registered holder of this certificate (or such holder's predecessor-in-interest) and certain others. A copy of such agreement is on file and may be inspected by the registered holder of this certificate at the principal executive office of the issuer."

                  6.4. Termination of Restrictions. The restrictions imposed by this Section 6 upon the transferability of Restricted Securities will terminate as to any particular Restricted Securities when such Restricted Securities have been sold pursuant to an effective registration statement under the Securities Act, or pursuant to Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act pursuant to which the transferee receives securities that are not "restricted securities" within the meaning of that term as defined in Rule 144(a)(3) under the Securities Act. Whenever any of such restrictions terminates as to any Restricted Securities, the holder thereof will be entitled to receive from the Company, at the Company's expense, new certificates representing such Purchased Securities, without restrictive legends.

         7. Indemnification.

                  (a) All covenants, agreements, representations, and warranties made herein or in the Other Agreements or any other document referred to herein or delivered to the Purchaser pursuant hereto will be deemed to have been relied on by Purchaser, notwithstanding any investigation made by or on behalf of Purchaser, and will survive the Closing and the termination of this Agreement for the applicable statute of limitations. The Company will indemnify, defend, and hold harmless Purchaser, Purchaser's partners, stockholders, officers, directors, employees, agents, representatives, and the successors to the foregoing on an after-tax basis from and against any and all Damages incurred by any of them in any capacity and resulting from or relating to the breach by the Company of any of its representations, warranties, covenants, or agreements contained in this Agreement.

                  (b) The obligations of the Company under this Section 7 will survive transfer of the Purchased Securities and the termination of this Agreement.

         8. Definitions.

                  8.1. Certain Defined Terms. For all purposes of this Agreement the following terms will have the meanings set forth or cross-referenced in this
Section 8:

                  "Affiliate" means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Company (or other referenced person) and includes without limitation, (a) any person who is an officer, director, or direct or indirect beneficial holder of at least 10% of the then outstanding capital stock of the Company (or other referenced person), and any of the Family Members of any such person, (b) any person of which the Company (or other referenced person) and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 10% of the then outstanding equity securities or constitute(s) at least a 10% equity participant, (c) in the case of a specified person who is an individual, Family Members of such person.

                  "Affiliated Group" has the meaning given to it in Section 1504 of the Code, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foreign income Tax law.

                  "CERCLA"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Act of 1980, as amended.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

                  "Damages" means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, Taxes, costs, and expenses, including without limitation investigatory and court costs and the fees and. expenses of counsel and experts.

                  "Environmental Laws" means, collectively, the Resource Conservation and Recovery Act, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any and all state or local statutes, regulations, ordinances, orders, and decrees relating to health, safety, or the environment, each, as the case may be, as amended.

                  "EPA" means the United States Environmental Protection Agency.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Family Members" means, as applied to any individual, any parent, spouse, child, spouse of a child, grandchild, sibling, and/or trust created for the benefit of any such person(s), each custodian of property of any such person(s), and/or the estate of any such person(s).

                  "GAAP" means generally accepted accounting principles that are
(i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, (ii) applied on a basis consistent with prior periods, and (iii) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.

                  "Hazardous Substances" means, collectively, any hazardous waste, as defined by 42 U.S.C. ss. 6903(5), any hazardous substances as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss. 9601(33), or any toxic substance, methane gas, oil, or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

                  "Indebtedness" means (a) all indebtedness for borrowed money, whether current or long-term, or secured or unsecured, (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases that have been or must be, in accordance with GAAP, recorded as capital leases in respect of which it is liable as lessee, (f) any liability in respect of banker's acceptances or letters of credit, and (g) all indebtedness of any person that is directly or indirectly guaranteed by the Company or that it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

                  "Liens" means any and all liens, claims, mortgages, security interests, charges, encumbrances, and restrictions on transfer of any kind, except, in the case of references to securities, any of the same arising under applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws.

                  "Majority Holders" means as of the relevant time of reference, the record holders of at least sixty percent (60%) of the shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock.

                  "Material Adverse Effect" means, with reference to the Company, a material adverse effect on the condition (financial or otherwise), operations, business, assets, or prospects of the Company, or on its ability to consummate the transactions hereby contemplated.

                  "Other Agreement(s)" means all of the agreements, instruments, certificates, and other documents executed and delivered by or on behalf of the Company or any of its Affiliates at the Closing or otherwise in connection with this Agreement.

                  "Person" (regardless of whether capitalized) means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, for proprietorship.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, between the Company and the Purchaser, in the form of the attached Exhibit C.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same are in effect at the relevant time of reference.

                  "Subsidiary" means, with respect to any person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which are at the relevant time of reference owned directly or indirectly by such person or by a Subsidiary of such person, if the holders of the shares of such class or classes (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or
(b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

                  "Tax"  or  "Taxes"  means  all  taxes,  assessments,  charges, duties, fees, levies, or other governmental charges, including, without limitation, all federal, state, local, foreign and other income, gross receipts, franchise, profits, capital gains, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, deficiency assessments, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return) including any interest, penalties, or additions to tax in respect of the foregoing and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

                  "Tax Return" means any return, declaration, report, claim for refund, information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

                  10.2. Terms Defined Elsewhere. The following terms are defined herein in the sections identified below:

Term                                    Section
Advance Amount                          1.1
Agreement                               Preamble
Financial Statements                    2.7
Closing                                 1.3
Closing Date                            1.3
Company                                 Preamble
Employee Benefit Plan                   2.17(a)
Management Agreement                    1.1
Pre-Closing Periods                     2.12(a)
Proprietary Information                 2.18(a)
Purchased Securities                    1.2
Purchaser                               Preamble
Restricted Securities                   6.1
Unpaid Management Fees                  1.1

         11. Miscellaneous Provisions.

                  11.1. Entire Agreement; Amendments. This Agreement, together with the exhibits and schedules hereto and the Other Agreements, contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes any prior understandings or agreements between or among any of them, with respect to the subject matter hereof. This Agreement or any provision hereof may be amended or terminated by the agreement in writing of the Company and the Majority Holders. In the event of any amendment or termination of this Agreement pursuant to this section, the Company will give prompt notice thereof, in accordance with Section 11.2 hereof, to each holder of Purchased Securities who has not agreed or consented to such amendment or termination; but the Company's failure to give such notice or delay in doing so will not affect the validity or effectiveness of any such amendment or termination.

                  11.2. Notices. All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), if the recipient is located in the United States, (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), if the recipient is located in the United States, or sent by air mail or by commercial express overseas air courier, with receipt acknowledged in writing by the recipient (effective upon the date of such acknowledgment), if the recipient is located outside the United States, or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed as follows (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Section 11.2):

                  (a)      If to the Company:

                           William Weiss, Chief Executive Officer
                           PaperClip Software, Inc.
                           611 U.S. Route 46 West
                           Hasbrouk Heights, NJ 07604
                           Telecopier No. (201) 329-6321

                  with a copy sent at the same time and by the same means to:

                           Richard A. Goldberg, Esq.
                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Ave.
                           New York, NY 10174
                           Telecopier No.  (212) 891-9598

                  (b)      If to Purchaser:

                           Access Solutions International, Inc.
                           650 Ten Rod Road
                           North Kingstown, RI 02852
                           Telecopier No. (401) 295-1851

with a copy sent at the same time and by the same means to:

                           Charles H. Boisseau, Esq.
                           Boisseau Dean & Gyorgy LLP
                           Suite 300
                           155 South Main Street
                           Providence, RI 02093
                           Telecopier No. (401) 831-7053

                  11.3. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

                  11.4. Captions. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

                  11.5. Binding Effect and Benefits. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Purchaser's benefit will inure to the benefit of all permitted transferees of Purchased Securities, and the applicable provisions of this Agreement that bind the Purchaser will bind all transferees of Purchased Securities. Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto, their respective successors and permitted assigns.

                  11.6. Further Assurances. From time to time on and after the Closing Date, the Company will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Purchaser or any of them may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Other Agreements and to carry out the purposes hereof and thereof.

                  11.7. Severability. No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

                  11.8. Equitable Relief. Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

                  11.9. Expenses. Each party shall bear its own expenses and disbursements incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated herein or therein, except that at the Closing, the Company shall pay 50% all expenses and disbursements incurred by Purchaser in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated herein or therein, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, travel expenses), subject to a maximum payment by the Company of $5,000.

                  11.10. Governing Law and Choice of Exclusive Forum. This Agreement will be governed by and interpreted and construed in accordance with the substantive laws of the State of Delaware, without reference to conflicts of law issues. The parties also agree that any and all actions concerning or related to this Agreement and the subject matter hereof shall only be brought in the courts of the State of Rhode Island, including the federal courts for the

District of Rhode Island, and that said courts shall have exclusive jurisdiction with respect to such actions.

         IN WITNESS WHEREOF, the Company and Purchaser have executed this Series A Preferred Stock Purchase Agreement under seal on and as of the date first above written.

PAPERCLIP SOFTWARE, INC.


By:____________________________________


PURCHASER:

ACCESS SOLUTIONS INTERNATIONAL, INC.


By:____________________________________



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